Exhibit 99.2

MRV Announces Conclusion of Exploration of Strategic Alternatives

Retaining, Building and Investing in Core Optical Communications Systems Business;

Divesting Network Integration Businesses

CHATSWORTH, Calif., August 9, 2012 — MRV Communications, Inc. (OTCQB: MRVC) (“MRV” or the “Company”), a leading provider of optical communications network infrastructure equipment and integration and managed services, today announced the conclusion of its previously announced exploration of strategic alternatives. MRV has determined to divest its Network Integration businesses and retain, build and invest in its core Optical Communications Systems (“OCS”) business. The long-term growth prospects for the optical transport and carrier Ethernet markets reinforce MRV’s decision to build its OCS business. MRV’s OCS products are well positioned in the marketplace and are known for their rich feature set, for their ability to improve the efficiency of their customers’ networks, and for the industry-leading bandwidth to power consumption ratio of its products.

“After a careful and thorough review of our businesses and the markets we serve, the management team and Board of Directors determined that the best course of action for MRV is to pursue divestiture of our Network Integration subsidiaries in Europe and retain and expand our OCS business,” said Barry Gorsun, chief executive officer of MRV.

“During our strategic review process, it became very apparent that there is real value in the OCS technology platform and that we are well positioned in the optical transport and carrier Ethernet markets and specifically in the rapidly growing mobile backhaul data center and cloud computing verticals. We believe that we could best serve our stockholders and customers by leveraging these strengths to deliver innovative new products to the high growth segments of our markets. This decision was reinforced by a top tier service provider who recently selected MRV’s OptiSwitch® and ProVision® solutions for an international metro-Ethernet deployment. In fact, we have already started shipping against this contract.”

Gorsun continued, “Rising demand for bandwidth intensive applications, mobility and cloud computing are the catalysts forcing carriers to upgrade their infrastructure to next-generation networks. Recent market data estimates that the subsets of these markets that MRV addresses are poised for solid long-term growth, despite the current challenging macroeconomic spending environment. Service providers around the globe have come to expect best-in-class products and services from MRV and we intend to build upon this tradition to drive growth and increase our market share over the long term.”

For over 20 years, MRV has been providing innovative and award winning solutions to the market. MRV’s OCS division is an end-to-end provider of optical communications network infrastructure equipment that facilitates access, transport, aggregation and management of voice, data and video traffic in networks, data centers and laboratories used by telecommunications service providers, cable operators, enterprise customers and governments worldwide.

MRV’s OCS division serves the optical transport and carrier Ethernet markets for telecommunications service providers and large enterprises around the globe from the edge to the core of the network. Infonetics Research, Inc. forecasts that the optical transport and carrier Ethernet markets will grow at a compound annual growth rate of 12 percent and 6 percent, respectively, through 2016. These markets are being driven by the proliferation of network traffic due to the increase in 4G mobile network upgrades, cloud computing, data center services, business services, wholesale exchanges, and the systematic conversion to packet-based networks as operators attempt to fill the ever-increasing demand for bandwidth and complex services.

MRV’s award winning product families include the OptiSwitch carrier Ethernet, FiberDriver® and LambdaDriver® optical transport, ProVision element management system and MCC and LX infrastructure management solutions.

As set forth in MRV’s preliminary proxy statement filed on Schedule 14A with the Securities and Exchange Commission (“SEC”) on August 9, 2012, the Company is seeking stockholder approval for two transactions in the Company’s Network Integration business. The Company has entered into a sale purchase agreement for the sale of its French subsidiary, Interdata, and it has entered into a letter of intent which anticipates a potential sale of its Swedish subsidiary, Alcadon-MRV AB. MRV has also retained the investment bank Headwaters BD, LLC, to evaluate and explore strategic alternatives for its Italian subsidiary, Tecnonet S.p.A. A detailed discussion of MRV’s proposed sale of Interdata and Alcadon can be found in its preliminary proxy statement on file with the SEC.

About MRV Communications, Inc.

MRV Communications, Inc. is a leading global provider of carrier Ethernet, wavelength division multiplexing optical transport, infrastructure management equipment and solutions, as well as network integration and managed services. MRV’s solutions enable the delivery and provisioning of next-generation optical transport and carrier Ethernet services over any fiber infrastructure. MRV provides equipment and services worldwide to telecommunications service providers, enterprises, and governments, enabling network evolution and increasing efficiency, while reducing complexity and costs. Through its subsidiaries, MRV operates development centers in North America and Europe, along with support centers and sales offices around the world. For more information about MRV, visit http://www.mrv.com.

Additional Information

In connection with the proposed sales, MRV has filed a preliminary proxy statement and will be filing a definitive proxy statement and other materials with the SEC in the near future. The Company urges investors to read the Proxy Statement and these other materials carefully when they become available because they will contain important information about the Company and the proposed sales. Investors may obtain free copies of the preliminary (and definitive when available) proxy statements as well as other filed documents containing information about the Company at http://www.sec.gov, the SEC’s free Internet site.

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information regarding the executive officers and directors of the Company will be included in the proxy statement to be filed with the SEC with respect to the Company’s Annual Meeting of Stockholders. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed or to be filed with SEC in connection with the proposed sales.

This press release may contain statements regarding future financial and operating results of MRV, management’s assessment of business trends, and other statements about management’s future expectations, beliefs, goals, plans or prospects and those of the market segments in which MRV is engaged that are based on management’s current expectations, estimates, forecasts and projections about MRV and its consolidated businesses and the respective market segments in which MRV’s businesses operate, in addition to management’s assumptions. Statements in this press release regarding MRV’s future financial and operating results, which are not statements of historical facts, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “envisions,” “estimates,” “targets,” “intends,” “plans,” “believes,” “seeks,” “should,” “could,” “forecasts,” “projects,” variations of such words and similar expressions, are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance nor guarantees that the events anticipated will occur or expected conditions will remain the same or improve. These statements involve certain risks, uncertainties and assumptions, the likelihood of which are difficult to assess and may not occur, including risks that the proposed sales will not close, including due to the fact that we have not yet entered into a sale purchase agreement with the potential purchaser of Alcadon, conditions precedent need to be met for the Interdata sale, failure of the Company’s stockholders to approve the transactions, and including risks relating to the Company’s ability to make changes in the strategic direction of the Company as determined by its Board of Directors. Therefore, actual outcomes, performance and results may differ from what is expressed or forecast in such forward-looking statements, and such differences may vary materially from current expectations.

For further information regarding risks and uncertainties associated with MRV’s businesses, please refer to the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and “Risk Factors” sections of MRV’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2011, and its quarterly report on Form 10-Q for the quarter ended June 30, 2012, copies of which may be obtained by contacting MRV’s investor relations department or by visiting MRV’s website at http://www.mrv-corporate.com or the SEC’s EDGAR website at http://www.sec.gov.

Contact:

Investor Relations:

MRV Communications, Inc.

(818) 886-MRVC (6782)

ir@mrv.com

or

Media Relations:

MRV Communications, Inc.

pr@mrv.com